CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022
Comprehensive income (net of tax):
Net income attributable to the Group	$ 115,598	$ 115,734	$ 232,252	$ 227,704
Currency translation adjustment	(10,638)	(66,180)	4,862	(101,998)
Gain on cash flow hedge	14,006	0	10,148	0
Total comprehensive income attributable to the Group	$ 118,966	$ 49,554	$ 247,262	$ 125,706